Exhibit (m) (3) Calculations of Illustrations for VUL IV / VUL IV ES 2005 Revisions

Narrative for the Hypothetical Illustration 1

I.	The 0% gross current return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:

The death benefit is an option 1 (level) death benefit, 35 Male, Preferred NonSmoker, Face: $400,000, Premium: $4,500.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value

= $400,000 or 250% x $16,698.30

= $400,000

Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4:	$13,553.99
+ Annual Premium*	$4,500.00
- Premium Expense Charge**	$225.00
- Monthly Deduction***	$697.94
- Mortality & Expense Charge****	$157.05
+ Hypothetical Rate of Return*****	($275.70)

=	$16,698	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.
**	Premium Expense Charge is 5% of each premium payment.

***	The monthly deduction is made up of a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month	COI
1	$58.08
2	$58.10
3	$58.11
4	$58.13
5	$58.14
6	$58.15
7	$58.17
8	$58.18
9	$58.20
10	$58.21
11	$58.23
12	$58.24
Total	$697.94

****	The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% in years 1-10, 0.45% in years 11-20, and 0.30% in years 21+.
*****	The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.56%. The monthly interest amounts earned for year 5 are:

Month	Interest
1	($23.67)
2	($23.54)
3	($23.42)
4	($23.29)
5	($23.16)
6	($23.04)
7	($22.91)
8	($22.79)
9	($22.66)
10	($22.54)
11	($22.41)
12	($22.29)
Total	($275.70)

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value	$16,698.30
- Year 5 Surrender Charge	$3,604.00

=	$13,094	(rounded to the nearest dollar)

II.	The 6% gross current return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:

The death benefit is an option 1 (level) death benefit, 35 Male, Preferred NonSmoker, Face: $400,000, Premium: $4,500.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value

= $400,000 or 250% x $20,108.79

= $400,000

Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4	$15,831.98
+ Annual Premium*	$4,500.00
- Premium Expense Charge**	$225.00
- Monthly Deduction***	$692.81
- Mortality & Expense Charge****	$177.60
+ Hypothetical Rate of Return*****	$872.23

=	$20,109	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.
**	Premium Expense Charge is 5% of each premium payment.
***	The monthly deduction is made up of a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month	COI
1	$57.73
2	$57.73
3	$57.73
4	$57.73
5	$57.73
6	$57.73
7	$57.73
8	$57.73

9	$57.73
10	$57.73
11	$57.73
12	$57.73
Total	$692.81

****	The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% in years 1-10, 0.45% in years 11-20, and 0.30% in years 21+.
*****	The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.56%. The monthly interest amounts earned for year 5 are:

Month	Interest
1	$72.68
2	$72.68
3	$72.68
4	$72.68
5	$72.68
6	$72.69
7	$72.69
8	$72.69
9	$72.69
10	$72.69
11	$72.69
12	$72.69
Total	$872.23

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value	$20,108.79
- Year 5 Surrender Charge	$3,604.00

=	$16,505	(rounded to the nearest dollar)

III.	The 12% gross current return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:

The death benefit is an option 1 (level) death benefit, 35 Male, Preferred NonSmoker, Face: $400,000, Premium: $4,500.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value

= $400,000 or 250% x $24,114.29

= $400,000

Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4	$18,402.29
+ Annual Premium*	$4,500.00
- Premium Expense Charge**	$225.00
- Monthly Deduction***	$686.93
- Mortality & Expense Charge****	$200.79
+ Hypothetical Rate of Return*****	$2,324.72

=	$24,114	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.
**	Premium Expense Charge is 5% of each premium payment.
***	The monthly deduction is made up of a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month	COI
1	$57.34
2	$57.33
3	$57.31
4	$57.29
5	$57.27
6	$57.25
7	$57.24
8	$57.22
9	$57.20
10	$57.18
11	$57.16
12	$57.14
Total	$686.93

****	The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% in years 1-10, 0.45% in years 11-20, and 0.30% in years 21+.
*****	The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.56%. The monthly interest amounts earned for year 5 are:

Month	Interest
1	$188.33
2	$189.29
3	$190.25
4	$191.22
5	$192.20
6	$193.19
7	$194.18
8	$195.18
9	$196.19
10	$197.20
11	$198.23
12	$199.26
Total	$2,324.72

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value	$24,114.29
- Year 5 Surrender Charge	$3,604.00

=	$20,510	(rounded to the nearest dollar)

Narrative for the Hypothetical Illustration 2

I. The 0% gross current return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:

The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $2,000,000, Premium: $30,000.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value

= $2,000,000 or 222% x $117,207.68

= $2,000,000

Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4:	$95,155.34
+ Annual Premium*	$30,000.00
- Premium Expense Charge**	$1,500.00
- Monthly Deduction***	$3,427.20
- Mortality & Expense Charge****	$1,096.14
+ Hypothetical Rate of Return*****	($1,924.33)

=	$117,208	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.
**	Premium Expense Charge is 5% of each premium payment.
***	The monthly deduction is made up of a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month	COI
1	$285.15
2	$285.23
3	$285.31
4	$285.40

5	$285.48
6	$285.56
7	$285.64
8	$285.72
9	$285.81
10	$285.89
11	$285.97
12	$286.05
Total	$3,427.20

****	The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% in years 1-10, 0.30% in years 11-20, and 0.20% in years 21+.
*****	The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.56%. The monthly interest amounts earned for year 5 are:

Month	Interest
1	($164.31)
2	($163.59)
3	($162.87)
4	($162.15)
5	($161.43)
6	($160.71)
7	($159.99)
8	($159.28)
9	($158.57)
10	($157.85)
11	($157.14)
12	($156.43)
Total	($1,924.33)

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value	$117,207.68
- Year 5 Surrender Charge	$20,840.00

=	$96,368	(rounded to the nearest dollar)

II. The 6% gross current return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:

The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $2,000,000, Premium: $30,000.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value

= $2,000,000 or 222% x $140,919.35

= $2,000,000

Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4:	$110,966.10
+ Annual Premium*	$30,000.00
- Premium Expense Charge**	$1,500.00

- Monthly Deduction***	$3,391.62
- Mortality & Expense Charge****	$1,238.75
+ Hypothetical Rate of Return*****	$6,083.62

=	$140,919	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.
**	Premium Expense Charge is 5% of each premium payment.
***	The monthly deduction is made up of a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month	COI
1	$282.74
2	$282.72
3	$282.70
4	$282.68
5	$282.66
6	$282.64
7	$282.63
8	$282.61
9	$282.59
10	$282.57
11	$282.55
12	$282.53
Total	$3,391.62

****	The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% in years 1-10, 0.30% in years 11-20, and 0.20% in years 21+.
*****	The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.56%. The monthly interest amounts earned for year 5 are:

Month	Interest
1	$504.57
2	$505.00
3	$505.43
4	$505.87
5	$506.30
6	$506.74
7	$507.18
8	$507.62
9	$508.06
10	$508.50
11	$508.95
12	$509.39
Total	$6,083.62

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value	$140,919.35
- Year 5 Surrender Charge	$20,840.00

=	$120,079	(rounded to the nearest dollar)

III.	The 12% gross current return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:

The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $2,000,000, Premium: $30,000.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value

= $2,000,000 or 222% x $168,745.02

= $2,000,000

Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4:	$128,792.13
+ Annual Premium*	$30,000.00
- Premium Expense Charge**	$1,500.00
- Monthly Deduction***	$3,350.77
- Mortality & Expense Charge****	$1,399.51
+ Hypothetical Rate of Return*****	$16,203.16

=	$168,745	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.
**	Premium Expense Charge is 5% of each premium payment.
***	The monthly deduction is made up of a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month	COI
1	$280.02
2	$279.88
3	$279.74
4	$279.60
5	$279.45
6	$279.31
7	$279.16
8	$279.02
9	$278.87
10	$278.72
11	$278.57
12	$278.42
Total	$3,350.77

****	The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% in years 1-10, 0.30% in years 11-20, and 0.20% in years 21+.
*****	The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.56%. The monthly interest amounts earned for year 5 are:

Month	Interest
1	$1,307.28
2	$1,314.90
3	$1,322.57
4	$1,330.30
5	$1,338.10
6	$1,345.95
7	$1,353.86
8	$1,361.84

9	$1,369.88
10	$1,377.98
11	$1,386.14
12	$1,394.37
Total	$16,203.16

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value	$168,745.02
- Year 5 Surrender Charge	$20,840.00

=	$147,905	(rounded to the nearest dollar)

Narrative for the Hypothetical Illustration 3

I.	The 0% gross guaranteed return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:

The death benefit is an option 1 (level) death benefit. 35 Male, Preferred NonSmoker, Face: $400,000, Premium: $4,500.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value

= $400,000 or 250% x $15,875.04

= $400,000

Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4:	$12,941.32
+ Annual Premium*	$4,500.00
- Premium Expense Charge**	$225.00
- Monthly Deduction***	$926.81
- Mortality & Expense Charge****	$150.41
+ Hypothetical Rate of Return*****	($264.06)

=	$15,875	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.
**	Premium Expense Charge is 5% of each premium payment.
***	The monthly deduction is made up of a $7.50 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month	COI
1	$69.62
2	$69.64
3	$69.66
4	$69.68
5	$69.70
6	$69.72
7	$69.74
8	$69.76
9	$69.78
10	$69.81
11	$69.83
12	$69.85
Total	$836.81

****	The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.
*****	The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.56%. The monthly interest amounts earned for year 5 are:

Month	Interest
1	($22.83)
2	($22.68)
3	($22.53)
4	($22.38)
5	($22.23)
6	($22.08)
7	($21.93)
8	($21.78)
9	($21.63)
10	($21.48)
11	($21.34)
12	($21.19)
Total	($264.06)

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value	$15,875.04
- Year 5 Surrender Charge	$3,604.00

=	$12,271	(rounded to the nearest dollar)

II.	The 6% gross guaranteed return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:

The death benefit is an option 1 (level) death benefit. 35 Male, Preferred NonSmoker, Face: $400,000, Premium: $4,500.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value

= $400,000 or 250% x $19,167.99

= $400,000

Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4	$15,147.65
+ Annual Premium*	$4,500.00
- Premium Expense Charge**	$225.00
- Monthly Deduction***	$920.88
- Mortality & Expense Charge****	$170.34
+ Hypothetical Rate of Return*****	$836.55

=	$19,168	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.
**	Premium Expense Charge is 5% of each premium payment.
***	The monthly deduction is made up of a $7.50 monthly policy fee and a monthly cost of insurance (COI)deduction. The monthly COI charges for year 5 are:

Month	COI
1	$69.22
2	$69.22
3	$69.23
4	$69.23
5	$69.23
6	$69.24
7	$69.24
8	$69.25
9	$69.25
10	$69.25
11	$69.26
12	$69.26
Total	$830.88

****	The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.
*****	The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.56%. The monthly interest amounts earned for year 5 are:

Month	Interest
1	$70.13
2	$70.06
3	$69.98
4	$69.91
5	$69.83
6	$69.75
7	$69.68

8	$69.60
9	$69.52
10	$69.44
11	$69.37
12	$69.29
Total	$836.55

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value	$19,167.99
- Year 5 Surrender Charge	$3,604.00

=	$15,564	(rounded to the nearest dollar)

III. The 12% gross guaranteed return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:

The death benefit is an option 1 (level) death benefit. 35 Male, Preferred NonSmoker, Face: $400,000, Premium: $4,500.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value

= $400,000 or 250% x $23,040.14

= $400,000

Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4	$17,639.44
+ Annual Premium*	$4,500.00
- Premium Expense Charge**	$225.00
- Monthly Deduction***	$914.05
- Mortality & Expense Charge****	$192.83
+ Hypothetical Rate of Return*****	$2,232.59

=	$23,040	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.
**	Premium Expense Charge is 5% of each premium payment.
***	The monthly deduction is made up of a $7.50 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month	COI
1	$68.76
2	$68.75
3	$68.73
4	$68.71
5	$68.70
6	$68.68
7	$68.66
8	$68.65
9	$68.63
10	$68.61
11	$68.59
12	$68.58
Total	$824.05

****	The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.
*****	The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.56%. The monthly interest amounts earned for year 5 are:

Month	Interest
1	$181.82
2	$182.57
3	$183.33
4	$184.09
5	$184.85
6	$185.62
7	$186.40
8	$187.19
9	$187.98
10	$188.77
11	$189.58
12	$190.38
Total	$2,232.59

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value	$23,040.14
- Year 5 Surrender Charge	$3,604.00

=	$19,436	(rounded to the nearest dollar)

Narrative for the Hypothetical Illustration 4

I.	The 0% gross guaranteed return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:

The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $2,000,000, Premium: $30,000.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value

= $2,000,000 or 222% x $106,914.03

= $2,000,000

Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4:	$87,277.53
+ Annual Premium*	$30,000.00
- Premium Expense Charge**	$1,500.00
- Monthly Deduction***	$6,074.07
- Mortality & Expense Charge****	$1,012.29
+ Hypothetical Rate of Return*****	($1,777.14)

=	$106,914	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.
**	Premium Expense Charge is 5% of each premium payment.
***	The monthly deduction is made up of a $7.50 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month	COI
1	$497.59
2	$497.79
3	$497.99
4	$498.18
5	$498.38
6	$498.58
7	$498.77
8	$498.97
9	$499.16
10	$499.36
11	$499.55
12	$499.75
Total	$5,984.07

****	The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.
*****	The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.56%. The monthly interest amounts earned for year 5 are:

Month	Interest
1	($153.53)
2	($152.53)
3	($151.54)
4	($150.55)
5	($149.56)
6	($148.58)

7	($147.59)
8	($146.61)
9	($145.63)
10	($144.65)
11	($143.67)
12	($142.69)
Total	($1,777.14)

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value	$106,914.03
- Year 5 Surrender Charge	$20,840.00

=	$86,074	(rounded to the nearest dollar)

II.	The 6% gross guaranteed return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:

The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $2,000,000, Premium: $30,000.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value

= $2,000,000 or 222% x $129,116.65

= $2,000,000

Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4	$102,147.96
+ Annual Premium*	$30,000.00
- Premium Expense Charge**	$1,500.00
- Monthly Deduction***	$6,016.03
- Mortality & Expense Charge****	$1,146.66
+ Hypothetical Rate of Return*****	$5,631.39

=	$129,117	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.
**	Premium Expense Charge is 5% of each premium payment.
***	The monthly deduction is made up of a $7.50 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month	COI
1	$493.65
2	$493.68
3	$493.72
4	$493.75
5	$493.78
6	$493.82
7	$493.85
8	$493.89
9	$493.92
10	$493.95
11	$493.99
12	$494.02
Total	$5,926.03

****	The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.
*****	The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.56%. The monthly interest amounts earned for year 5 are:

Month	Interest
1	$471.81
2	$471.35
3	$470.90
4	$470.44
5	$469.98
6	$469.52
7	$469.06
8	$468.60
9	$468.13
10	$467.66
11	$467.20
12	$466.73
Total	$5,631.39

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value	$129,116.65
- Year 5 Surrender Charge	$20,840.00

=	$108,277	(rounded to the nearest dollar)

III.	The 12% gross guaranteed return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:

The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $2,000,000, Premium: $30,000.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value

= $2,000,000 or 222% x $155,226.43

= $400,000

Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4	$118,941.93
+ Annual Premium*	$30,000.00
- Premium Expense Charge**	$1,500.00
- Monthly Deduction***	$5,949.25
- Mortality & Expense Charge****	$1,298.36
+ Hypothetical Rate of Return*****	$15,032.11

=	$155,226	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.
**	Premium Expense Charge is 5% of each premium payment.
***	The monthly deduction is made up of a $7.50 monthly policy fee and a monthly cost of insurance (COI)deduction. The monthly COI charges for year 5 are:

Month	COI
1	$489.20
2	$489.04
3	$488.87
4	$488.70
5	$488.53
6	$488.36
7	$488.19
8	$488.02
9	$487.85
10	$487.67
11	$487.50
12	$487.32
Total	$5,859.25

****	The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.
*****	The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.56%. The monthly interest amounts earned for year 5 are:

Month	Interest
1	$1,223.47
2	$1,228.64
3	$1,233.85
4	$1,239.11
5	$1,244.40

6	$1,249.74
7	$1,255.12
8	$1,260.54
9	$1,266.01
10	$1,271.51
11	$1,277.06
12	$1,282.66
Total	$15,032.11

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value	$155,226.43
- Year 5 Surrender Charge	$20,840.00

=	$134,386	(rounded to the nearest dollar)